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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-50584) and Form S-8 (No. 333-111520) of RadiSys Corporation of our report dated June 11, 2004 relating to the financial statements of the RadiSys Corporation 401(k) Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Portland, Oregon
June 28, 2004